Exhibit 99.6

Ferguson plc (“Company”)

NOTIFICATION OF TRANSACTIONS BY PERSONS DISCHARGING MANAGERIAL RESPONSIBILITIES (“PDMRs”) IN ORDINARY SHARES OF 10p EACH IN THE COMPANY (“Shares”)

Ferguson Group Performance Ordinary Share Plan 2019

PDMR/Executive Director	No. of Shares received	Total no. of Shares sold
W Brundage	11,202	5,070
J Cross	15,126	5,973
I Graham	15,107	12,500
M Jacobs	7,039	7,039
S Long	15,297	6,924
J Schlicher	11,152	9,100
W Thees	12,280	5,558
J Williams	5,054	4,002

Following the vesting of conditional share awards on October 17, 2022, Mr Brundage, Mr Cross, Ms Long and Mr Thees sold sufficient Shares to satisfy the tax/social security liabilities and associated dealing costs that arose on vesting and in addition, Mr Graham, Mr Schlicher and Mr Williams sold a further number of Shares. Mr Jacobs elected to sell all Shares.

The Shares released were received for nil consideration. The price for the sale of the Shares was 9426.1017 pence per Share.

The attached notifications, which have been made in accordance with the requirements of the EU Market Abuse Regulation (as it forms part of UK law pursuant to the European Union (Withdrawal) Act 2018), provide further detail.

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	William Brundage

2	Reason for the notification

a)	Position/status	Chief Financial Officer

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43
b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting
		Price(s)	Volume(s)
		£0.00	11,202
2. Disposal
		Price(s)	Volume(s)
		£94.261017	5,070

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£477,903.36

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time
f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	James Cross

2	Reason for the notification

a)	Position/status	Senior Vice President

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting

			Price(s)	Volume(s)
			£0.00	15,126

2. Disposal

			Price(s)	Volume(s)
			£94.261017	5,973

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£563,021.05

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	Ian Graham

2	Reason for the notification

a)	Position/status	General Counsel

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting
		Price(s)	Volume(s)
		£0.00	15,107
2. Disposal
		Price(s)	Volume(s)
		£94.261017	12,500

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£1,178,262.71

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	Michael Jacobs

2	Reason for the notification

a)	Position/status	Senior Vice President

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1.	Vesting
			Price(s)	Volume(s)
			£0.00	7,039
		2.	Disposal
			Price(s)	Volume(s)
			£94.261017	7,039

		GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1.	Vesting
			Volume(s)	Price(s)
			Not applicable	£0.00
		2.	Disposal
			Volume(s)	Price(s)
			Not applicable	£663,503.30

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	Samantha Long

2	Reason for the notification

a)	Position/status	Chief Human Resources Officer

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting

		Price(s)	Volume(s)
		£0.00	15,297

		2. Disposal

		Price(s)	Volume(s)
		£94.261017	6,924

		GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
		2. Disposal
		Volume(s)	Price(s)
		Not applicable	£652,663.28

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	Jake Schlicher

2	Reason for the notification

a)	Position/status	Senior Vice President

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting
		Price(s)	Volume(s)
		£0.00	11,152

2. Disposal
		Price(s)	Volume(s)
		£94.261017	9,100

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£857,775.25

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	William Thees

2	Reason for the notification

a)	Position/status	Senior Vice President

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting
		Price(s)	Volume(s)
		£0.00	12,280
2. Disposal
		Price(s)	Volume(s)
		£94.261017	5,558

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£523,902.73

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated

a)	Name	John Williams

2	Reason for the notification

a)	Position/status	Senior Vice President

b)	Initial/Amendment notification	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor

a)	Name	Ferguson plc

b)	LEI	213800DU1LGY3R2S2X42

4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument Identification code	Ordinary Shares of 10p each ISIN: JE00BJVNSS43

b)	Nature of the transaction

1.  The vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

2.  The disposal of shares stemming from the vesting of conditional shares granted in October 2019 under the Ferguson Group Performance Ordinary Share Plan 2019

c)	Price(s) and volume(s)	1. Vesting
		Price(s)	Volume(s)
		£0.00	5,054
2. Disposal
		Price(s)	Volume(s)
		£94.261017	4,002

GBP – British Pound

d)	Aggregated information - Aggregated volume - Price	1. Vesting
		Volume(s)	Price(s)
		Not applicable	£0.00
2. Disposal
		Volume(s)	Price(s)
		Not applicable	£377,232.59

e)	Date of the transaction	1. 2022-10-17; UTC time 2. 2022-10-18; UTC time

f)	Place of the transaction	1. Outside a Trading Venue 2. London Stock Exchange, Main Market (XLON)

Enquiries:

Graham Middlemiss, Company Secretary

Tel: +44 (0) 118 927 3800

October 21, 2022